FBR Securitization Trust 2005-3
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

	Originator/	Originator/ Source	Originator/ Source
	Source 1	2	3	Aggregate

Description (expected bbg ticker)
Originator				Fremont
Dealer Shelf
Dealer
Largest Servicer				Wells Fargo
FICO avg				624
FICO stdev				56
FICO < 500				0
FICO < 560				14.23
10th Percentile FICO				548
90th Percentile FICO				695
CLTV avg				82.51
CLTV >80%				38.16

SS CLTV (incl. silent second LTVs)				90.45
% With Silent 2nds				46.64
10th Percentile CLTV				75
90th Percentile CLTV				100
Full Doc %				59.47
Loan Bal avg (000s)				214479.04
DTI %				42.61
DTI >45%				48.45
Purch %				53.7
Cash Out %				45.32
Fxd %				11.09
3 yr ARM >=				1.94
WAC				7.3
WAC stdev				1.55
1st Lien %				94.89
MI %				21.01
MI Insurer				MGIC
CA %				27.2
Sng Fam %				81.95
Invt Prop %				6.86
MH %				0
IO%				23.99
2yr IO%				0
IO non-full doc %				4.24
2-4 Family %				12.66
Prim Occ				92.35
<$100K Bal %				6.34
2-yr Prepay Penalty %				54.82
% of 40-year loans				0
Initial Target OC %				2.05%
Total C/E% Aaa				18.10%
Total C/E% Aa2				11.85%
Total C/E% A2				7.05%
Mth 37 Loss Trig				2.40%
Moody’s Base Case Loss				3.75%
S&P single-B FF/LS				2.32%
Fitch single-B FF/LS				NA

								Invt Prop		% with
Originator/ Source	WA LTV	WA CLTV	WA SS CLTV	FICO	WAC	% Bal.	Purch %	%	1st Lien %	S.2nds	CA%	Full Doc %	IO%	DTI%	DTI% > 45	% with MI
Fremont	78.41	82.51	90.45	624	7.3	100	53.7	6.86	94.89	46.64	27.2	59.47	23.99	42.61	48.45	21.01
Name 2	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Name 3	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Name 4	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total:	78.41	82.51	90.45	624	7.3	100	53.7	6.86	94.89	46.64	27.2	59.47	23.99	42.61	48.45	21.01

								Invt Prop		% with
Documentation	WALTV	WACLTV	WA SS CLTV	WAFICO	WAC	% Bal.	Purch %	%	1st Lien %	S.2nds	CA%	Full Doc %	IO%	DTI %	DTI% > 45	% with MI
Full	79.66	83.76	91.64	619	7.13	59.47	52.39	7.03	94.9	49.67	27.15	100	33.22	42.06	48.75	29.14
Non-Full	76.57	80.67	88.71	631	7.55	40.53	55.61	6.6	94.88	42.2	27.26	0	10.46	43.4	48	9.09
Total	78.41	82.51	90.45	624	7.3	100	53.7	6.86	94.89	46.64	27.2	59.47	23.99	42.61	48.45	21.01

								Invt Prop		% with
Interest Only	WALTV	WACLTV	WA SS CLTV	WAFICO	WAC	% Bal.	Purch %	%	1st Lien %	S.2nds	CA%	Full Doc %	IO%	DTI %	DTI% > 45	% with MI
24	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
36	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
60	81.63	81.63	94.77	639	6.57	23.99	62.22	0	100	70.45	47.93	82.33	100	42.07	45.64	17.42
Other IO	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Non—IO	77.39	82.78	89.09	619	7.53	76.01	51.01	9.02	93.28	39.13	20.65	52.25	0	42.78	49.34	22.15
Total	78.41	82.51	90.45	624	7.3	100	53.7	6.86	94.89	46.64	27.2	59.47	23.99	42.61	48.45	21.01

								Invt Prop		% with
FICO	WALTV	WACLTV	WA SS CLTV	WAFICO	WAC	% Bal.	Purch %	%	1st Lien %	S.2nds	CA%	Full Doc %	IO%	DTI %	DTI% > 45	% with MI
0-499	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
500-559	78.04	78.13	79.08	532	8.35	14.23	21.34	4.92	99.9	11.39	25.45	54.64	0.43	43.7	50.9	20.19
560-599	80.92	82.62	89.67	582	7.43	18.91	45.33	4.95	97.9	48.35	24.3	76.77	26.89	42.34	49.17	29.74
600-639	78.13	83.4	92.14	620	7.22	28.32	57.48	6.46	93.44	48.97	25.33	63.19	29.92	42.57	49.34	23.26
640-679	77.54	83.21	93.41	657	6.93	21.87	61.22	6.71	92.9	56.35	28.4	52.9	26.35	42.45	47.71	16.65
680>=	77.48	83.67	94.29	714	6.89	16.66	74.52	11.56	92.31	58.12	33.57	46.25	27.66	42.25	44.98	13.73

Total	78.41	82.51	90.45	624	7.3	100	53.7	6.86	94.89	46.64	27.2	59.47	23.99	42.61	48.45	21.01

								Invt Prop		% with
Low Balance	WALTV	WACLTV	WA SS CLTV	WAFICO	WAC	% Bal.	Purch %	%	1st Lien %	S.2nds	CA%	Full Doc %	IO%	DTI %	DTI% > 45	% with MI
<80,000	38.65	93.68	95.47	629	9.71	3.82	73.95	13.14	31.89	12.22	10.47	70.66	0.21	41.16	43.65	5.72
80,000-100,000	58.5	87.05	91.21	619	8.73	2.54	67.04	10.85	64.28	27.3	13.96	64.19	4.54	40.9	43.71	10.05
100,000>=	80.57	81.93	90.23	624	7.17	93.6	52.51	6.49	98.29	48.57	28.24	58.88	25.49	42.71	48.77	21.93

Total	78.41	82.51	90.45	624	7.3	100	53.7	6.86	94.89	46.64	27.2	59.47	23.99	42.61	48.45	21.01

									1st Lien	% with
Lien Position	WALTV	WACLTV	WA SS CLTV	WAFICO	WAC	% Bal.	Purch %	Invt Prop %	%	S.2nds	CA%	Full Doc %	IO%	DTI %	DTI% > 45	% with MI
1st Lien	81.6	81.6	89.97	623	7.15	94.9	52.06	7.18	100	49.15	27.16	59.47	25.28	42.62	48.48	22.14
2nd Lien	19.13	99.4	99.4	651	10.04	5.11	84.19	0.92	0	0	27.95	59.36	0	42.3	47.88	0

Total	78.41	82.51	90.45	624	7.3	100	53.7	6.86	94.89	46.64	27.2	59.47	23.99	42.61	48.45	21.01

						Invt Prop		% with
WACLTV	WA SS CLTV	WAFICO	WAC	% Bal.	Purch %	%	1st Lien %	S.2nds	CA%	Full Doc %	IO%	DTI %	DTI% > 45	% with MI
80-85%	86.52	602	7.149	9.14	24.21	7.26	99.47	17.36	25.66	77.48	17.92	43.3	47.37	69.22
85-90%	92.4	621	7.336	20.13	48.72	12.9	99.82	38.48	23.48	75.45	13.9	43	48.92	63.22
90-95%	94.77	641	7.786	2.21	28.36	1.93	86.02	0	23.46	82.47	37.87	43.46	48.65	49.77
95-100%	99.94	653	9.431	6.68	78.11	0	29.5	0	20.91	62.24	8.07	41.99	55.71	12.93

					Invt Prop		% with
SSCLTV	WAFICO	WAC	% Bal.	Purch %	%	1st Lien %	S.2nds	CA%	Full Doc %	IO%	DTI %	DTI% > 45	% with MI
80-85%	602	7.151	7.99	17.07	7.68	99.4	5.5	28.02	75.53	17.52	43.02	45.52	68.87
85-90%	627	7.194	13.47	33.46	9.61	99.74	8.06	27.7	64.2	16.63	43.48	48.68	60.39
90-95%	621	7.436	9.81	56.9	13.86	96.85	77.48	23.18	81.99	21.25	42.18	51.76	43.59
95-100%	646	7.185	44.2	85.3	0.93	89.34	84.88	26.24	59.63	35.46	42.41	52.48	7.01

								Invt Prop		% with
Coupon-ARM	WALTV	WACLTV	WA SS CLTV	WAFICO	WAC	% Bal.	Purch %	%	1st Lien %	S.2nds	CA%	Full Doc %	IO%	DTI %	DTI% > 45	% with MI
<8%	81.95	81.95	91.73	632	6.85	84.61	57.3	5.87	100	56.17	30.1	60.39	31.3	42.77	49.2	21.73
8-9%	82.93	82.93	86.01	575	8.48	11.74	42.2	14.85	100	26.5	15.63	48.41	4.26	41.48	43.25	26.8
9-10%	74.7	74.7	76.02	539	9.51	2.41	26.24	12.24	100	9.56	10.37	38.18	0	44.15	54.14	6.98
10-11%	69.92	69.92	70.24	523	10.52	0.74	13.54	13.56	100	2.14	11.28	62.46	0	46.53	67.01	0
11-12%	65.39	65.39	66.16	535	11.59	0.43	13.99	12.4	100	3.08	0	34.11	0	45.52	48.12	0
12-13%	63.28	63.28	63.28	534	12.78	0.06	0	72.23	100	0	27.77	0	0	49.33	100	0
13-14%	69.44	69.44	69.44	510	13.7	0.01	0	100	100	0	0	100	0	39.46	0	0
>14%	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

								Invt Prop		% with
Coupon-fixed rate	WALTV	WACLTV	WA SS CLTV	WAFICO	WAC	% Bal.	Purch %	%	1st Lien %	S.2nds	CA%	Full Doc %	IO%	DTI %	DTI% > 45	% with MI
<8%	79.36	79.56	83.37	646	6.73	45.54	17.14	5.29	99.74	22.12	22.26	79.25	0	41.55	44.33	27.46
8-9%	46.52	91.61	93.48	645	8.77	13.58	54.98	6.16	43.76	12.79	23.95	83.68	0	41.39	45.97	18.24
9-10%	26.96	97.32	97.69	661	9.62	20.51	83.83	1.59	11.97	3.48	26.41	33.63	0	42.97	49.25	2.66
10-11%	19.64	99.56	99.56	619	10.63	15.17	86.04	0	0.58	0	27.94	80.2	0	42.15	46.75	0
11-12%	17.91	98.62	98.62	619	11.28	4.68	76.61	3.12	0	0	9.68	36.59	0	41.6	42.4	0
12-13%	15.07	92.22	94.45	613	12.36	0.5	64	61.01	11.16	11.16	12.37	82.78	0	43.21	50.67	0
13-14%	5	92.82	92.82	649	13.25	0.02	56.37	56.37	0	0	0	100	0	11.86	0	0
>14%	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

						% with
Top 20 Cities	% of Total Bal	# of Loans	Loan Bal	Avg Loan Bal	WA LTV	2nd	WAFICO
BROOKLYN	2.21	58	21450014.81	369827.84	83.34	43.12	642
CHICAGO	2.09	118	20284365.8	171901.41	82.91	50.34	636
MIAMI	1.34	71	13015097.59	183311.23	81.92	54.93	639
LAS VEGAS	1.11	48	10780172.08	224586.92	82.31	48.09	617
SAN JOSE	0.91	19	8790829.75	462675.25	80.17	48.71	649
LOS ANGELES	0.86	25	8343458.06	333738.32	76.79	16.96	601
ANTIOCH	0.72	19	6944235.54	365486.08	82.1	54.93	629
WASHINGTON	0.7	30	6827187.29	227572.91	81.83	17.33	617
SACRAMENTO	0.7	27	6815654.86	252431.66	83.48	52.87	612
ORLANDO	0.7	42	6810613.84	162157.47	84.04	34.44	611
HENDERSON	0.59	24	5679190.07	236632.92	81.97	61	615
OAKLAND	0.58	13	5622197.16	432476.7	80.65	26.31	598
STATEN ISLAND	0.54	18	5219862.69	289992.37	83.76	53.41	620
WOODBRIDGE	0.51	23	4974914.66	216300.64	82.98	48	625
BAKERSFIELD	0.51	22	4959413.5	225427.89	82.52	37.03	612
MORENO VALLEY	0.51	21	4937676.51	235127.45	85.15	54.06	629
RICHMOND	0.51	28	4913299.76	175474.99	81.69	52.7	617
UPPER MARLBORO	0.5	18	4860493.68	270027.43	80.79	60.08	619
JAMAICA	0.48	17	4697165.87	276303.87	82.41	64.37	636
TAMPA	0.48	36	4696537.57	130459.38	84.02	47.18	628

Top 10 States	% of Total Bal	# of Loans	Loan Bal	Avg Loan Bal	WA LTV	% with 2nd	WAFICO
CA	27.2	823	263762299.4	320488.82	81.61	46.32	630
NY	11.92	405	115561758.2	285337.67	82.31	46	637
FL	11	604	106726654.5	176699.76	82.45	43.93	618
NJ	7.57	301	73390086.73	243820.89	82.26	28.42	621
MD	5.65	251	54805961.43	218350.44	82.25	44	612
IL	5.04	308	48900100.05	158766.56	84.11	54.22	629
VA	3.99	163	38698274.44	237412.73	82.74	39.78	617
MA	3.2	125	30991645.12	247933.16	82.47	47.79	635
GA	2.96	231	28691410.83	124205.24	84.77	64.76	615
NV	2.16	95	20951282.29	220539.81	81.76	48.94	618
Disclaimer
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.